EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Financial Officer of TEPPCO GP, Inc., the sole general partner of TE Products Pipeline Company, Limited Partnership (the “Company”), hereby certifies that, to his knowledge, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed with the United States Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated, August 14, 2002

/s/ CHARLES H. LEONARD

Name: Charles H. Leonard

Title: Senior Vice President and Chief Financial Officer